Exhibit 10.50

BACKSTOP AGREEMENT

This Backstop Agreement (this “Agreement”), is made and entered into as of the date set forth on the signature page hereto, by and between Williams Industrial Services Group Inc., a Delaware corporation (the “Company”), and Wynnefield Capital, Inc., as backstop purchaser (the “Backstop Purchaser”).

WHEREAS, the Company has proposed to distribute, at no charge, to holders of record of its common stock, par value $0.01 per share (the “Common Stock”) as of the close of business on the record date of the rights offering (the “Record Date”), non-transferable subscription rights (the “Rights”) to purchase Common Stock at the subscription price per share of Common Stock applicable to all holders of the Company’s Common Stock receiving Rights (such price, the “Subscription Price” and such offering, the “Rights Offering”);

WHEREAS, the Company desires to raise aggregate gross cash proceeds of $7.0 million in connection with the Rights Offering; and

WHEREAS, in order to ensure that the Company will receive $7.0 million in gross proceeds from the Rights Offering, the Company has offered to the Backstop Purchaser the opportunity, and the Backstop Purchaser has agreed and committed, to exercise its Rights in full and to purchase from the Company upon expiration of the Rights Offering, at the Subscription Price, all of the additional shares of Common Stock not otherwise sold in the Rights Offering not to exceed the amount of $7.0 million in the aggregate.

NOW THEREFORE, in consideration of the premises and respective covenants and agreements set forth in this Agreement and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:

Section 1.  The Rights Offering.

(a)                                 The Company shall use its reasonable best efforts to commence and complete the Rights Offering as soon as reasonably practicable. The Company intends to file a Registration Statement on Form S-1 (the “Registration Statement”) for the Rights Offering with the U.S. Securities and Exchange Commission (the “SEC”) and intends to cause the Registration Statement to be declared effective by the SEC as soon as reasonably practicable.

(b)                                 The Backstop Purchaser shall use commercially reasonable efforts to cooperate with the Company in connection with the preparation and filing of the Registration Statement and any amendments thereto, including promptly furnishing to the Company any and all information concerning the Backstop Purchaser or its affiliates as may be required to be set forth in the Registration Statement under applicable law.

Section 2.  Backstop Commitment.

(a)                                 Subject to the consummation of the Rights Offering and terms and conditions set forth herein, in order to provide assurance that the Company will receive gross proceeds from the Rights Offering not to exceed the amount of $7.0 million in the aggregate, the

Backstop Purchaser agrees to exercise its Rights in full and to purchase, at the Subscription Price, that number of the shares of Common Stock equal to (x) $7.0 million, less the aggregate dollar amount of the shares subscribed for pursuant to the exercise of Rights (including the Over-Subscription Privilege (as defined in the Registration Statement)), divided by (y) the Subscription Price, to the extent that such shares are not subscribed for pursuant to the exercise of Rights (including the Over-Subscription Privilege), with such shares being hereinafter referred to as the “Unsubscribed Rights Shares” and such commitment by the Backstop Purchaser being hereinafter referred to as the “Backstop Commitment”. The Subscription Price shall be determined by the Board of Directors based on a range of discount between 5% and 25% to the 25-trading-day volume weighted average price for the period immediately preceding the launch of the Rights Offering.

(b)                                 Within one (1) business day after the closing of the Rights Offering, the Company shall issue to the Backstop Purchaser a notice (the “Subscription Notice”) setting forth the number of shares of Common Stock subscribed for in the Rights Offering pursuant to the exercise of the Rights by the Company’s stockholders and the aggregate gross proceeds of the Rights Offering and, accordingly, the number of Unsubscribed Rights Shares to be acquired by the Backstop Purchaser pursuant to the Backstop Commitment at the Subscription Price. Shares of Common Stock acquired by the Backstop Purchaser pursuant to the Backstop Commitment are collectively referred to as the “Backstop Acquired Shares.”

(c)                                  On the terms and subject to the conditions set forth in this Agreement, the closing of the Backstop Commitment (the “Closing”) shall take place remotely via the exchange of documents and signatures on the later of (i) the fourth (4th) business day following the issuance by the Company of the Subscription Notice and (ii) the date that all of the conditions to the Closing set forth in Section 6 of this Agreement have been satisfied or waived or such other time and date as shall be agreed between the Company and the Backstop Purchaser (the date on which the Closing occurs, the “Closing Date”).

(d)                                 At the Closing (i) the Company shall issue to the Backstop Purchaser the Backstop Acquired Shares against payment by or on behalf of the Backstop Purchaser of the aggregate Subscription Price for all such shares by wire transfer in immediately available funds to the account designated by the Company in writing at least three (3) business days prior to the Closing.

(e)                                  The Company and the Backstop Purchaser hereby agree to use their reasonable best efforts to execute, deliver, and file, as applicable, any additional ancillary instruments, documents, or agreements necessary to consummate the transactions contemplated by this Agreement and to fully carry out the purposes of this Agreement and the transactions contemplated hereby, including, without limitation, the execution of a registration rights agreement on or prior to the Closing Date in substantially in the form set forth in Exhibit A hereto providing for the resale under the Securities Act of the Backstop Acquired Shares purchased by the Backstop Purchaser and/or its affiliates and all shares acquired by the Backstop Purchaser and/or its affiliates pursuant to its exercise of Rights in the Rights Offering, at no cost to the Backstop Purchaser (the “Registration Rights Agreement”).

(f)                                   The Backstop Purchaser will not receive any fees for the Backstop Commitment; however, on the earlier of the Closing Date and the termination of this Agreement,  other than a termination under circumstances that are directly and solely attributable to a material breach of this Agreement by the Backstop Purchaser, the Company hereby agrees to reimburse the Backstop Purchaser for all reasonable and documented out-of-pocket costs and expenses it incurs in connection with the Rights Offering and the Backstop Commitment, including due diligence efforts, the negotiation and preparation of documents relating to the transaction, the preparation and filing of regulatory applications and notices, and the undertaking of the transactions contemplated hereby, including, but not limited to, the fees and expenses of the Backstop Purchaser’s accounting, financial and investment banking advisors, legal counsel and credit review (the “Backstop Purchaser’s Expenses”).

(g)                                  The Backstop Purchaser has no obligation to consummate the transactions contemplated by this Agreement unless and until: (i) the Company shall have executed and delivered the documentation governing the refinancing of its current credit facilities in the aggregate amount of not less than $45,000,000 (the “Refinancing”); (ii) all conditions to effectiveness of the documentation governing the Refinancing shall have been satisfied or waived (or will be satisfied and waived substantially concurrently with the occurrence of the Closing Date); and (iii) the Company has consummated the Refinancing (collectively, the “Refinancing Condition”).

Section 3.  Representations and Warranties by the Backstop Purchaser.

The Backstop Purchaser represents and warrants to the Company as follows:

(a)                                 Existence and Good Standing; Authority.  If the Backstop Purchaser is a corporation, partnership or limited liability company duly organized, the Backstop Purchaser is validly existing and in good standing under the laws of its state or country of organization.

(b)                                 Authorization; Enforceability.  This Agreement has been duly and validly authorized, executed and delivered by the Backstop Purchaser and constitutes a binding obligation of the Backstop Purchaser enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

(c)                                  Accredited Investor.  The Backstop Purchaser is an “accredited investor” as that term is defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

(d)                                 Information; Knowledge of Business.  The Backstop Purchaser is familiar with the business in which the Company is engaged. The Backstop Purchaser has knowledge and experience in financial and business matters; is familiar with the investments of the type that it is undertaking to purchase; is fully aware of the problems and risks involved in making an investment of this type; and is capable of evaluating the merits and risks of this investment. The

Backstop Purchaser acknowledges that, prior to executing this Agreement, it (and each of its representatives) has had the opportunity to ask questions of and receive answers or obtain additional information from a representative of the Company concerning the financial and other affairs of the Company.

(e)                                  Investment Intent.  Subject to Section 11 hereof, the Backstop Purchaser is acquiring shares of Common Stock for its own account, with the intention of holding such shares for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof not in compliance with the applicable securities laws, and the Backstop Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same, except in compliance with applicable securities laws.

(f)                                   No Manipulation or Stabilization of Price.  In connection with the Rights Offering, the Backstop Purchaser has not taken and will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise, stabilization or manipulation of the price of any security of the Company in order to facilitate the sale or resale of any securities of the Company, and it is not aware of any such action taken or to be taken by any person.

(g)                                  No Registration.  The Backstop Purchaser understands (A) that the offer and sale of the Backstop Acquired Shares to be purchased by it pursuant to the terms of this Agreement have not been registered under the Securities Act or any state securities laws, (B) the Company shall not be required to effect any registration or qualification of the Backstop Acquired Shares under the Securities Act or any state securities laws, except pursuant to the Registration Rights Agreement to be entered by and between the Company and the Backstop Purchaser, (C) that the Backstop Acquired Shares will be issued in reliance upon exemptions contained in the Securities Act or interpretations thereof and in the applicable state securities laws, and (D) that the Backstop Acquired Shares may not be offered for sale, sold or otherwise transferred except pursuant to a registration statement under the Securities Act or in a transaction exempt from or not subject to registration under the Securities Act. Further, the following legends (or similar language) shall be placed on such certificate(s) representing the Backstop Acquired Shares:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR REGISTERED AND/OR QUALIFIED UNDER ANY STATE SECURITIES LAWS.  THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND REGISTRATION AND/OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS, (B) IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT, AND REGISTRATION AND/OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS PROVIDED THAT AT THE ISSUER’S REQUEST, THE TRANSFEROR THEREOF SHALL HAVE DELIVERED TO THE ISSUER AN OPINION OF COUNSEL (WHICH OPINION SHALL BE IN FORM, SUBSTANCE AND SCOPE

REASONABLY SATISFACTORY TO THE ISSUER) TO THE EFFECT THAT SUCH SECURITIES MAY BE SOLD OR TRANSFERRED PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION, OR (C) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144 PROMULGATED UNDER THE SECURITIES ACT.

(h)                                 Sufficiency of Funds.  As of the Closing Date, the Backstop Purchaser has and will have available funds sufficient to pay the aggregate Subscription Price for all Common Stock to be purchased by the Backstop Purchaser hereunder.

(i)                                     Ownership of Common Stock.  The number of shares of Common Stock owned directly and beneficially by such Backstop Purchaser and its affiliates as of the date hereof is set forth on Schedule 3(i) attached hereto.

Section 4.  Representations and Warranties of the Company.

(a)                                 Existence and Good Standing; Authority.  The Company is a corporation validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted.

(b)                                 Authorization; Enforceability.  The Company has all corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company, and no further approval or authorization is required on the part of the Company. This Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting creditors’ rights generally and by general equitable principles and except as may be limited by applicable law and public policy.  The Company’s Board of Directors have approved this Agreement and the transactions contemplated by this Agreement to the extent required by the laws, regulations and policies of the State of Delaware and the OTCQX Best Market, and such laws, regulations and policies do not require that the Company’s stockholders approve the Agreement and the transactions contemplated by the Agreement.

(c)                                  Valid Issuance of Shares.  All of the Rights and Subscription Shares to be issued in the Rights Offering, will have been duly authorized for issuance, and, when issued and distributed as set forth in the Prospectus (as defined below), will be, duly authorized by all necessary corporate action on the part of the Company and, when issued and delivered by the Company against payment therefor as provided in this Agreement, (1) will be validly issued, fully paid and nonassessable, (2) will be free and clear of all liens, encumbrances or claims and (3) will not be subject to and/or issued in violation of any statutory or contractual preemptive rights or other similar rights of stockholders or contractual rights of third parties arising as a matter of law or under or pursuant to the Company’s Certificate of Incorporation, Bylaws, or any material agreement or instrument to which the Company is a party or by which it is bound.

(d)                                 Untrue Statements; Omissions. On its effective date, the Registration Statement will comply in all material respects with the requirements of the Securities Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. On the Closing Date, the Registration Statement and the final prospectus relating to the offer and sale of Rights  and the Common Stock in the Rights Offerings including, without limitation, the offer and sale of the Backstop Acquired Shares to the Backstop Purchaser (the “Prospectus”) will not include an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the Prospectus made solely in reliance upon and in conformity with the information furnished to  the Company in writing by the Backstop Purchaser expressly for use in the Registration Statement or in the Prospectus.

(e)                                  No Violations or Conflicts. Neither the Company nor any of its  subsidiaries (each, a “Subsidiary”) is in violation of its charter, certificate of trust or by-laws or  in default under any agreement, indenture or instrument to which the Company or any Subsidiary is a party, the effect of which violation or default could reasonably be expected to have a material adverse effect on the Company and the Subsidiaries taken as a whole, and the execution,  delivery and performance of this Agreement by the Company and the consummation of the  transactions contemplated hereby will not conflict with, or constitute a breach of, or default  under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the  assets of the Company or any Subsidiary pursuant to the terms of any agreement, indenture or  instrument to which the Company or any Subsidiary is a party which lien, charge or  encumbrance could reasonably be expected to have a material adverse effect on the Company and the Subsidiaries taken as a whole, or result in a violation of the articles of incorporation,  charter, or by-laws of the Company or any Subsidiary or any order, rule or regulation of any court or governmental agency having jurisdiction over the Company, any Subsidiary or any of their property; and, except as required by the Securities Act, the Exchange Act, and applicable  state securities law, no consent, authorization or order of, or filing or registration with, any court  or governmental agency is required for the execution, delivery and performance of this Agreement. The Company and the Subsidiaries have taken all actions necessary to ensure that the transactions contemplated by this Agreement, individually or in the aggregate, shall not give  rise to a change in control under, or result in the breach or the violation of, or the acceleration of any right under, or result in any additional rights, or the triggering of any rights of first refusal,  preferential purchase or similar rights with respect to any securities of the Company, anti-dilution adjustment under any contract or agreement to which the Company or any Subsidiary is  a party, including, without limitation, any employment agreement or employee benefit plan of the Company or any Subsidiary. Such actions may include, without limitation, having any such contracts or agreements or rights granted under any such contract or agreement waived in writing or amended prior to Closing.

Section 5. Additional Covenants.

(a)                                 Company Covenants. The Company agrees and covenants with the Backstop Purchaser, between the date hereof and the earlier of the Closing Date or the effective date of any termination pursuant to Section 7 of this Agreement, as follows:

(i)                                     As soon as reasonably practicable after the Company is advised or  obtains knowledge thereof, the Company shall advise the Backstop Purchaser with a confirmation in writing, of (A) the time when the Registration Statement, Prospectus or  any amendment or supplement thereto has been filed, (B) the issuance by the SEC of any stop order, or of the initiation or threatening of any proceeding, suspending the  effectiveness of the Registration Statement or any amendment thereto or any order preventing or suspending the use of any preliminary prospectus or the Prospectus or any  amendment or supplement thereto, (C) the issuance by any state securities commission of any notice of any proceedings for the suspension of the qualification of the Common  Stock for offering or sale in any jurisdiction or of the initiation, or the threatening, of any  proceeding for such purpose, (D) the receipt of any comments from the SEC directed toward the Registration Statement or any document incorporated therein by reference and  (E) any request by the SEC for any amendment to the Registration Statement or any  amendment or supplement to the Prospectus or for additional information. The Company will use its commercially reasonable efforts to prevent the issuance of any such order or the imposition of any such suspension and, if any such order is issued or suspension is imposed, to obtain the withdrawal thereof as promptly as possible.

(ii)                                  The Company shall operate its business in the ordinary course of business consistent with past practice.

(iii)                               The Company shall notify the Backstop Purchaser, on a daily basis or at such time as the Backstop Purchaser may request, of the aggregate number of shares of Common Stock subscribed for pursuant to the Rights Offering (including the Over-Subscription Privilege).

(iv)                              The Company shall not issue any shares of capital stock of the Company, or options, warrants, purchase rights, subscription rights, conversion rights,  exchange rights, securities convertible into or exchangeable for capital stock of the Company, or other agreements or rights to purchase or otherwise acquire capital stock of the Company, except for (i) equity securities (including, but not limited to, warrants to purchase shares of Common Stock) issued in connection with the Refinancing or the satisfaction of the Refinancing Condition, (ii) shares of Common Stock issuable upon exercise of the  Company’s presently outstanding stock options and (iii) other issued and outstanding  convertible securities as of the date hereof.

(v)                                 The Company shall file on a timely basis all reports required to be filed by the Company pursuant to the Exchange Act, with such reports conforming in all material respects with the requirements of the Exchange Act and being true and correct in all material respects.

(vi)                              Should the Backstop Purchaser at any time request a financial institution to extend credit to the Backstop Purchaser collateralized by securities of the Company, and should such financial institution request reasonable access to information concerning the Company in order to underwrite such credit request, then the Company shall grant such financial institution reasonable access to the information so requested.

(vii)                           The Company shall solely use the proceeds of the Rights Offering in accordance with the description set forth in the Registration Statement.

(viii)                        The Company shall not acquire additional businesses through mergers, acquisitions or otherwise, nor shall it incur additional debt, except to the extent that the Company incurs such debt (i) in the ordinary course and consistent with its past practice and (ii) in connection with the Refinancing and the satisfaction of the Refinancing Condition.

(b)                                 Public Statements. Neither the Company nor the Backstop Purchaser shall issue any public announcement, statement or other disclosure with respect to this Agreement or the transactions contemplated hereby without the prior consent of the other party hereto, which consent shall not be unreasonably withheld or delayed, except (i) if such public announcement,  statement or other disclosure is required by applicable law or applicable stock market regulations, in which case the disclosing party shall consult in advance with respect to such disclosure with the other parties to the extent reasonably practicable, (ii) with respect to the filing by the Backstop Purchaser of any Schedule 13D or Schedule 13G, or any amendment thereto, to which a copy of this Agreement may be attached as an exhibit thereto, or (iii) with respect to the filing by the Backstop Purchaser of any Form 3, 4 or 5 under the Exchange Act.

Section 6. Conditions.

(a)                                 The obligations of the Company and the Backstop Purchaser to consummate the transactions contemplated hereby shall be subject to the satisfaction prior to the Closing of each of the following conditions (which may be waived in whole or in part by the Company or the Backstop Purchaser, as the case may be, in its or their sole discretion, except as set forth in subsection (b) below):

(i)                                     The Registration Statement shall have been declared effective by the SEC and shall continue to be effective and no stop order shall have been entered by the SEC with respect thereto, and no proceedings therefore will have been initiated or, to the knowledge of the Company, threatened by the SEC, and any request on the part of the SEC for additional information will have been complied with.

(ii)                                  The representations and warranties of each party in Sections 3 and 4 are true and correct in all material respects as of the Closing Date, as if made on such date (except for representations and warranties made as of a specified date, which shall be true and correct in all material respects as of such specified date), nor shall there have occurred any breach of any covenant of the Company set forth in Section 5 hereof.

(iii)                               The Rights Offering shall have been conducted in all material respects in accordance with this Agreement.

(iv)                              All material governmental and third-party notifications, filings, consents, waivers, and approvals required for the consummation of the transactions contemplated by this Agreement, including the Rights Offering, shall have been made or received.

(v)                                 No action shall have been taken, no statute, rule, regulation, or order shall have been enacted, adopted, or issued by any federal, state, or foreign governmental or regulatory authority, and no judgment, injunction, decree, or order of any federal, state, or foreign court shall have been issued that, in each case, prohibits the implementation of the Rights Offering, and the issuance and sale of Common Stock in the Rights Offering, or materially impairs the benefit of implementation thereof, and no action or proceeding by or before any federal, state, or foreign governmental or regulatory authority shall be pending or threatened wherein an adverse judgment, decree, or order would be reasonably likely to result in the prohibition of or material impairment of the benefits of the implementation of the Rights Offering and the issuance and sale of Common Stock in the Rights Offering.

(vi)                              Since the date of this Agreement, there shall not have been any material adverse effect or any effect that would, individually or in the aggregate, reasonably be expected to materially and adversely affect the ability of the Company or the Backstop Purchaser, as the case may be, to perform its or their obligations under this Agreement or consummate the transactions contemplated hereby on a timely basis or to materially and adversely affect the business, assets or financial condition of the Company.

(vii)                           As of the Closing Date, trading in the Common Stock shall not have been suspended by the SEC.

(viii)                        As of the Closing Date, the Common Stock shall be quoted on the OTCQX Best Market (or a national securities exchange) and quotations as to its price shall not be blocked.

(ix)                              The Backstop Purchaser shall have received a legal opinion from Thompson Hine LLP with respect to customary matters in a form satisfactory to the Backstop Purchaser in its reasonable discretion relating to the due authorization of the issuance of the Rights and the shares of Common Stock in the Rights Offering, the due authorization of this Agreement and such other matters as the Backstop Purchaser shall reasonably request.

(x)                                 The Refinancing Condition shall have been satisfied.

(xi)                              The Company shall enter into the Registration Rights Agreement.

(b)                                 Notwithstanding the foregoing, the conditions set forth in (ii) and (vi) above (x) as they relate to the Backstop Purchaser, may only be waived by the Company, and (y) as they relate to the Company, may only be waived by the Backstop Purchaser.

Section 7.  Termination.

(a)                                 Automatic. This Agreement, including the undersigned’s obligations to fund the Backstop Commitment, shall automatically terminate upon the receipt by the Company of gross cash proceeds from the Rights Offering (including the Over-Subscription Privilege)

from participating holders of Common Stock (including the Backstop Purchaser pursuant to its exercise of its Rights and Over-Subscription Privilege) in an aggregate amount of $7.0 million.

(b)                                 By the Backstop Purchaser.  The Backstop Purchaser may terminate this Agreement at any time prior to the Closing Date, by written notice to the Company (i) if there is  a material adverse effect on the Company and the Subsidiaries taken as a whole, (ii) if consummation of the Rights Offering is prohibited by applicable law, rules or regulations, or (iii) if the Company materially breaches its obligations under this Agreement and/or any ancillary agreement and such breach is not cured within five (5) business days following written notice to the Company.

(c)                                  By the Company.  The Company may terminate this Agreement (i) in the event the Board of Directors, in its reasonable judgment, determines that it is not in the best interests of the Company and its stockholders to proceed with the Rights Offering, (ii) if consummation of the Rights Offering is prohibited by applicable law, rules or regulations, or (iii) if the Backstop Purchaser materially breaches its obligations under this Agreement and such breach is not cured within five (5) business days following written notice to the Backstop Purchaser of such breach.

(d)                                 Other.  The parties hereto may terminate this Agreement if the transactions contemplated hereby are not consummated within 120 days of the date of this Agreement through no fault of the terminating party. In addition, this Agreement shall terminate upon the parties’ mutual written consent.

(e)                                  Effect of Termination.  The Company and the Backstop Purchaser hereby agree that any termination of this Agreement pursuant to this Section 6 (other than termination by one party in the event of a breach of this Agreement by the other party or a misrepresentation of any of the statements made hereby by the other party), shall be without liability to the Company or the Backstop Purchaser; provided that in connection with a termination other than a termination under circumstances that are directly and solely attributable to a material breach of this Agreement by the Backstop Purchaser, the Company will pay to the Backstop Purchaser the Backstop Purchaser’s Expenses. Such payment shall be made within three (3) business days of any such termination or the Closing Date, as the case may be.

Section 8.  Governing Law; Jurisdiction.

(a)                                 This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice or conflict of laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

(b)                                 The parties hereby irrevocably and unconditionally consent to the exclusive jurisdiction of the Delaware Court of Chancery and the courts of the United States located in the State of Delaware for any action, suit or proceeding arising out of or relating to this Agreement, and agree not to commence any action, suit or proceeding related thereto except in such courts.  The parties further hereby irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of or relating to this agreement in the Delaware Court of Chancery and the courts of the United States located in the State of Delaware.

(c)                                  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(d)                                 Each party irrevocably consents to the service of process in any action or proceeding by mailing copies thereof by registered or certified United States mail, postage prepaid, return receipt requested, to the following addresses:

If to the Company, to:                                                                                                                     100 Crescent Centre Parkway, Suite 1240
Tucker, Georgia 30084
Attention: Tracy Pagliara

with a copy to:                                                                                                                                                               Thompson Hine LLP

(which shall not constitute notice)                                                           335 Madison Avenue, 12th Floor
New York, NY 10017
Attention:  Stuart Welburn

If to the Backstop Purchaser, to:                                                                Wynnefield Capital, Inc.
450 Seventh Avenue, Suite 509

New York, NY 10123

Attention:  Nelson Obus

with a copy to:                                                                                                                                                               Kane Kessler, P.C.

(which shall not constitute notice)                                                           666 Third Avenue, 23rd Floor

New York, NY 10017

Attention:  Jeffrey Tullman

However, the foregoing shall not limit the right of a party to effect service of process on any other party by any other legally available method.

Section 9.  Indemnification.

(a)                                 The Company hereby agrees to indemnify each Backstop Purchaser,  each of their respective stockholders, affiliates, officers, directors, partners, employees, affiliates, agents, representatives advisors, attorneys and accountants for each such entity and to hold each Backstop Purchaser and such other persons and entities harmless (each, an “Indemnified Person”) from and against any and all losses, claims, damages, liabilities and expenses, joint or several, which any such person or entity may incur, have asserted against it or be involved in as a result of or arising out of or in any way related to this Agreement and any ancillary agreements (including, without limitation, the Registration Rights Agreement), the Rights Offering, the Registration Statement and the Prospectus, the use of proceeds thereunder or any related transaction or any claim, litigation, investigation or proceeding relating to any of the foregoing, regardless of whether any of such Indemnified Persons is a party thereto, and to reimburse each such Indemnified Person within five (5) business days of demand for any legal or other expenses incurred in connection with any of the foregoing, other than losses arising out of or related to the bad faith, willful misconduct or gross negligence of such Indemnified Person.

(b)                                 The Backstop Purchaser hereby agrees to indemnify the Company and its affiliates and each of their respective officers, directors, partners, employees, agents and representatives for losses solely arising out of statements or omissions in the registration statement or prospectus for the Rights Offering (or any amendment or supplement thereto) made in reliance on or in conformity with written information relating to the Backstop Purchaser furnished to the Company by or on behalf of the Backstop Purchaser expressly for use therein, other than losses arising out of or related to the bad faith, willful misconduct or gross negligence of the Company.

Section 10.  Amendment; Waiver; Counterparts.  This Agreement may not be amended, modified or waived except in a writing signed by each party hereto. This Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one agreement. Delivery of an executed counterpart of this Agreement by fax or e-mail shall be effective as delivery of a manually executed counterpart of this Agreement and shall be construed as an original for all purposes.

Section 11.  Assignment.  The obligation of the Backstop Purchaser to fund the Backstop Commitment may not be assigned to any other person or entity without the prior written consent of the Company, provided, however, the Backstop Purchaser shall have the right, at its option, to assign any or all of the rights to purchase the Backstop Acquired Shares in the Backstop Commitment to affiliated entities of the Backstop Purchaser who agree to be bound by the terms hereof upon written notice to the Company prior to the Closing Date (and any such affiliated entity of the Backstop Purchaser shall be deemed to be a “Backstop Purchaser” for the  purposes of this Agreement.. The Company may not assign any of its obligations hereunder to any other person or entity without the prior written consent of the Backstop Purchaser.

Section 12.  Entire Agreement.  This Agreement constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and replaces and supersedes all prior agreements and understandings, both written on oral, between the parties hereto with respect to the subject matter hereof and shall become effective and binding as of the Record Date subject to the mutual exchange of fully executed counterparts on or prior to the Record Date.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of November 14, 2019 by their respective officers thereunto duly authorized.

WILLIAMS INDUSTRIAL SERVICES GROUP INC.		WYNNEFIELD CAPITAL, INC.

By:	/s/ Tracy D. Pagliara	By:	/s/ Nelson Obus
Name:	Tracy Pagliara	Name:	Nelson Obus
Title:	President and Chief Executive Officer	Title:	President

EXHIBIT A

Form of Registration Rights Agreement

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT, dated as of the date set forth on the signature page hereto, by and between Williams Industrial Services Group Inc., a Delaware corporation (the “Company”), and the undersigned parties listed under Investors on the signature page hereto (each an “Investor”, and collectively, “Investors”).

RECITALS:

WHEREAS, the Company and Wynnefield Capital, Inc.  (the “Backstop Purchaser”) are each party to the Backstop Agreement, dated as of November 14, 2019 (the “Backstop Agreement”) between the Company and the Backstop Purchaser, pursuant to which the Backstop Purchaser has agreed and committed to exercise all of its Rights in full and to purchase from the Company upon expiration of the Rights Offering such additional shares of common stock, $0.01 par value per share (the “Common Stock”) of the Company, if any, not otherwise sold in the Rights Offering not to exceed the amount of $7,000,000 in the aggregate (the “Backstop Commitment”) pursuant to the Backstop Agreement; and

WHEREAS, in connection with the consummation of the transactions contemplated by the Backstop Agreement, the parties desire to enter into this Agreement in order to create certain registration rights for the Investor as set forth below.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

Section 1.                                           Certain Definitions.

In addition to the terms defined elsewhere in this Agreement, the following terms shall have the following meanings:

“Affiliate” of any Person means any other Person which directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.  The term “control” (including the terms “controlling,” “controlled” and “under common control with”) as used with respect to any Person means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” means this Registration Rights Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to this Registration Rights Agreement as the same may be in effect at the time such reference becomes operative.

“Backstop Agreement” means the agreement specified in the first Recital hereto, as such agreement may be amended from time to time.

“Backstop Commitment” has the meaning set forth in the first Recital hereto.

“Beneficially own” means, with respect to any Person, securities of which such Person or any of such Person’s Affiliates, directly or indirectly, has “beneficial ownership” as determined pursuant to Rule 13d-3 and Rule 13d-5 of the Exchange Act, including securities beneficially owned by others with whom such Person or any of its Affiliates has agreed to act together for the purpose of acquiring, holding, voting or disposing of such securities; provided that a Person shall not be deemed to “beneficially own” (i) securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person’s Affiliates until such tendered securities are accepted for payment, purchase or exchange, (ii) any security as a result of an oral or written agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding: (a) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the Exchange Act, and (b) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report).  Without limiting the foregoing, a Person shall be deemed to be the beneficial owner of all Registrable Shares owned of record by any majority-owned subsidiary of such Person.

“Common Stock” has the meaning set forth in the first Recital hereto.

“Company” has the meaning set forth in the introductory paragraph.

“Demand Registration” has the meaning set forth in Section 2(a).

“Demand Registration Statement” has the meaning set forth in Section 2(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Governmental Entity” means any national, federal, state, municipal, local, territorial, foreign or other government or any department, commission, board, bureau, agency, regulatory authority or instrumentality thereof, or any court, judicial, administrative or arbitral body or public or private tribunal.

“Holdback Agreement” has the meaning set forth in Section 5.

“Holdback Period” has the meaning set forth in Section 5.

“Investor” means the entity named as such in the first paragraph of this Agreement.

“Minimum Amount” means One Million Dollars ($1,000,000) of Registrable Shares.

“Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, Governmental Entity or any other entity.

“Piggyback Registration” has the meaning set forth in Section 3(a).

“Prospectus” means the prospectus or prospectuses (whether preliminary or final) included in any Registration Statement and relating to Registrable Shares, as amended or supplemented and including all material incorporated by reference in such prospectus or prospectuses.

“Registrable Shares” means shares of Common Stock acquired by the Investors pursuant to the Backstop Purchaser’s Backstop Commitment under the Backstop Agreement, and/or the Rights Offering; provided, however, that such shares of Common Stock shall cease to be Registrable Shares when such securities (a) have been sold pursuant to an effective registration statement or Rule 144 under the Securities Act, (b) have been sold in a transaction where a subsequent public distribution of such securities would not require registration under the Securities Act, (c) are eligible for sale pursuant to Rule 144 under the Securities Act without limitation thereunder on volume or manner of sale, or (d) are not outstanding.  It is understood and agreed that, once such shares of Common Stock cease to be a Registrable Share, such security shall cease to be a Registrable Share for all purposes of this Agreement and the Company’s obligations regarding Registrable Shares hereunder shall cease to apply with respect to such security.

“Registration Expenses” has the meaning set forth in Section 7(a).

“Registration Statement” means any registration statement of the Company that covers any of the Registrable Shares pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits, and all documents incorporated by reference in such Registration Statement.

“Rights” means non-transferable subscription rights to purchase Common Stock.

“Rights Offering” means the distribution of Rights by the Company, at no charge, to holders of record of its Common Stock.

“SEC” means the U.S.  Securities and Exchange Commission or any successor agency.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means any shares of Common Stock.

“Suspension Period” has the meaning set forth in Section 4.

“Termination Date” means the first date on which there are no Registrable Shares.

“Underwritten offering” means a registered offering in which securities of the Company are sold to one or more underwriters on a firm-commitment basis for reoffering to the public.

Other Terms: In addition to the above definitions, unless the context requires otherwise:

(i) any reference to any statute, regulation, rule or form as of any time shall mean such statute, regulation, rule or form as amended or modified and shall also include any successor statute, regulation, rule or form from time to time;

(ii) “including” shall be construed as inclusive without limitation, in each case notwithstanding the absence of any express statement to such effect, or the presence of such express statement in some contexts and not in others;

(iii) references to “Section” are references to Sections of this Agreement;

(iv) words such as “herein”, “hereof”, “hereinafter” and “hereby” when used in this Agreement refer to this Agreement as a whole;

(v) references to “business day” mean any day except Saturday, Sunday and any day that shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other governmental action to close; and

(vi) references to “dollars” and “$” mean U.S.  dollars.

Section 2.                                           Demand Registration.

(a)                                 Right to Request Registration.  Subject to the provisions hereof, until the Termination Date, the Investor may at any time request registration for resale under the Securities Act of all or part of the Registrable Shares (a “Demand Registration”).  Subject to Section 2(d) and Sections 5 and 7 below, the Company shall use reasonable best efforts (i) to file a Registration Statement registering for resale such number of Registrable Shares as requested to be so registered pursuant to this Section 2(a) (a “Demand Registration Statement”) within 45 calendar days after the Investor’s request therefor, and (ii) if necessary, to promptly cause such Demand Registration Statement to be declared effective by the SEC as soon as practical thereafter (including filing a request for acceleration of effectiveness of such Registration Statement to a time and date not later than twenty-four (24) hours after the submission of such request or such later time as the SEC shall require).  If permitted under the Securities Act, such Registration Statement shall be one that is automatically effective upon filing.  The Demand Registration Statement shall allow the offer and sale of the Registrable Shares on a continuous basis pursuant to Rule 415 under the Securities Act, unless the Company is not eligible to use a form which allows such offer and sale in which case the Demand Registration Statement shall allow such offer and resale for so long a period as permitted by the Securities Law and the rules thereunder.

(b)                                 Number of Demand Registrations.  Subject to the limitations of Sections 2(a), 2(d) and 4(a), the Investor shall be entitled to request up to three (3) Demand Registrations in the aggregate.  A Registration Statement shall not count as a permitted Demand Registration unless and until it has become effective.

(c)                                  No Inclusion of Other Securities.  The Company shall in no event include any securities other than Registrable Shares on any Registration Statement filed in accordance with Section 2(a) without the prior written consent of the Investors.

(d)                                 Restrictions on Demand Registrations.  The Investor shall not be entitled to request a Demand Registration (i) within twelve (12) months after the Investor has sold Shares in a Demand Registration, (ii) if there is effective a Demand Registration Statement that permits the offer and sale of the Registrable Shares on a continuous basis under Rule 415, or (iii) at any time when the Company is diligently pursuing a primary or secondary underwritten offering pursuant to a Piggyback Registration.

(e)                                  Underwritten Offerings.  The Investor shall be entitled to request an underwritten offering pursuant to a Demand Registration, but only if the number of Registrable Shares to be sold in the offering would reasonably be expected to yield gross proceeds to the Investor of at least the Minimum Amount (based on then-current market prices) and only if the request is not made within six (6) months after the Investor has sold Shares in an underwritten offering pursuant to a prior Demand Registration.  If any of the Registrable Shares covered by a Demand Registration are to be sold in an underwritten offering, the Company shall have the right to select the managing underwriter or underwriters to lead the offering, subject to the Investors prior approval, such approval not to be unreasonably delayed, withheld, or conditioned.

(f)                                   Effective Period of Demand Registrations.  The Company shall use reasonable best efforts to keep any Demand Registration Statement effective for sale on a continuous basis under Rule 415, including by filing such post-effective amendments and supplements as are required by the Securities Act, until the date on which all the Registrable Shares subject to such Demand Registration Statement have been sold.  If Rule 415 is  unavailable to the Company, the Company shall use reasonable best efforts to keep such Demand Registration Statement effective for a period equal to 120 days from such date, or such shorter period, when all of the Registrable Shares covered by such Demand Registration have been sold by the Investor.  If the Company shall withdraw any Demand Registration pursuant to Section 5 before such 120 days end and before all of the Registrable Shares covered by such Demand Registration have been sold pursuant thereto, the Investor shall be entitled to a replacement Demand Registration which shall be subject to all of the provisions of this Agreement.  A Demand Registration shall not count against the limit on the number of such registrations set forth in Section 2(b) if (i) after the applicable Registration Statement has become effective, such Registration Statement or the related offer, sale or distribution of Registrable Shares thereunder becomes the subject of any stop order, injunction or other order or restriction imposed by the SEC or any other governmental agency or court for any reason not primarily attributable to the Investor or its Affiliates (other than the Company and its controlled Affiliates) and such interference is not thereafter eliminated so as to permit the completion of the contemplated distribution of Registrable Shares, or (ii) in the case of an underwritten offering, the conditions specified in the related underwriting agreement, if any, are not satisfied or waived for any reason not primarily attributable to the Investor or its Affiliates (other than the Company and its controlled Affiliates), and as a result of any such circumstances described in clause (i) or (ii), less than 75% of the Registrable Shares covered by the Registration Statement are sold by the Investor pursuant to such Registration Statement.

Section 3.                                           Piggyback Registrations.

(a)                                 Right to Piggyback.  Prior to the Termination Date, if the Company proposes to register any Shares under the Securities Act (other than on a registration statement on Forms S-8 and S-4), whether for its own account or for the account of one or more holders of Shares (other than the Investor), and the form of registration statement to be used may be used for registration of Registrable Shares (a “Piggyback Registration”), the Company shall give written notice to the Investor of its intention to effect such a registration and, subject to Sections

3(b) and 3(c), shall include in such registration statement and in any offering of Shares to be made pursuant to that registration statement all Registrable Shares with respect to which the Company has received a written request for inclusion therein from the Investor within seven Business Days after the Investor’s receipt of the Company’s notice or, in the case of a primary offering, such shorter time as is reasonably specified by the Company in light of the circumstances (provided that only Registrable Shares of the same class or classes as the Shares being registered may be included).  The Company shall have no obligation to proceed with any Piggyback Registration and, upon written notice to the Investors, may delay, abandon, terminate and/or withdraw such registration in its sole discretion at any time prior to the pricing thereof, and, thereupon, (i) in the case of a determination not to register, shall be  relieved of its obligation to register any Registrable Shares in connection with such registration (but not from its obligation to pay expenses in accordance with Section 7 hereof), and (ii) in the  case of a determination to delay registering, shall be permitted to delay registering any Registrable Shares being registered pursuant to this Section 3(a) for the same period as the delay in registering such other securities.

(b)                                 Priority on Primary Piggyback Registrations.  If a Piggyback Registration is initiated as a primary underwritten offering on behalf of the Company and the managing underwriters advise the Company and the Investor (if the Investor has elected to include Registrable Shares in such Piggyback Registration) that in their opinion the number of Shares proposed to be included in such offering exceeds the number of Shares (of any class) that can be sold in such offering without materially delaying or jeopardizing the success of the offering (including the price per share of the Shares proposed to be sold in such offering), the Company shall include in such registration and offering (i) first, the number of Shares that the Company proposes to sell, and (ii) second, the number of Shares requested to be included therein by holders of Shares, including the Investor (if the Investor has elected to include Registrable Shares in such Piggyback Registration), pro rata among all such holders on the basis of the number of Shares requested to be included therein by all such holders or as such holders and the Company may otherwise agree (with allocations among different classes of Shares, if more than one are involved, to be determined by the Company).

(c)                                  Priority on Secondary Piggyback Registrations.  If a Piggyback Registration is initiated as an underwritten registration on behalf of a holder of Shares other than the Investor, and the managing underwriters advise the Company that in their opinion the number of Shares proposed to be included in such registration exceeds the number of Shares (of any class) that can be sold in such offering without materially delaying or jeopardizing the success of the offering (including the price per share of the Shares to be sold in such offering), then the Company shall include in such registration (i) first, the number of Shares requested to be included therein by the holder(s) requesting such registration, (ii) second, the number of Shares requested to be included therein by other holders of Shares including the Investor (if the Investor has elected to include Registrable Shares in such Piggyback Registration), and (iii) third, the number of Shares that the Company proposes to sell, pro rata among such holders on the basis of the number of Shares requested to be included therein by such holders or as such holders and the Company may otherwise agree (with allocations among different classes of Shares, if more than one are involved, to be determined by the Company).

(d)                                 Selection of Underwriters.  If any Piggyback Registration is a primary or secondary underwritten offering, the Company shall have the right to select the managing underwriter or underwriters to administer any such offering, subject to the Investors prior approval, such approval not to be unreasonably delayed, withheld, or conditioned.

(e)                                  Basis of Participations.  The Investor may not sell Registrable Shares in any offering pursuant to a Piggyback Registration unless it (i) agrees to sell such Shares on the same basis provided in the underwriting or other distribution arrangements approved by the Company and that apply to the Company and/or any other holders involved in such Piggyback Registration, and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, lockups and other documents required under the terms of such arrangements that apply to any other holders involved in such Piggyback Registration.

Section 4.                                           Suspension Periods.

(a)                                 Suspension Periods.  The Company may (i) delay the filing or effectiveness of a Registration Statement in conjunction with a Demand Registration, or (ii) prior to the pricing of any underwritten offering or other offering of Registrable Shares pursuant to a Demand Registration, delay such underwritten or other offering (and, if it so chooses, withdraw any registration statement that has been filed), but in each case described in clauses (i) and (ii) only if the Company Board of Directors reasonably determines (x) that proceeding with such an offering would require the Company to disclose material information that would not otherwise be required to be disclosed at that time and that the disclosure of such information at that time would not be in the Company’s best interests, or (y) that the registration or offering to be delayed would, if not delayed, materially adversely affect the Company and its subsidiaries taken as a whole or materially interfere with, or jeopardize the success of, any pending or proposed material transaction, including any debt or equity financing, any acquisition or disposition, any recapitalization or reorganization or any other material transaction, whether due to commercial reasons, a desire to avoid premature disclosure of information or any other reason.  Any period during which the Company has delayed a filing, an effective date or an offering pursuant to this Section 4 is herein called a “Suspension Period”; provided that such period may not exceed 75 consecutive days, and that the Company may not postpone or suspend its obligation under this Section 4(a) for more than 90 days in the aggregate during any 12-month period.  If pursuant to this Section 4 the Company delays or withdraws a Demand Registration requested by the Investor, the Investor shall be entitled to withdraw such request and, if it does so, such request shall not count against the limitation on the number of such registrations set forth in Section 2; provided, however, such determination shall not relieve the Company of its obligation to pay expenses in accordance with Section 7 hereof.  The Company shall provide prompt written notice to the Investor of the commencement and termination of any Suspension Period (and any withdrawal of a registration statement pursuant to this Section 4), but shall not be obligated under this Agreement to disclose the reasons therefor.  The Investor shall keep the existence of each Suspension Period confidential.

(b)                                 Other Lockups.  Notwithstanding any other provision of this Agreement, the Company shall not be obligated to take any action hereunder that would violate any lockup or similar restriction binding on the Company in connection with a prior or pending registration or underwritten offering.

Section 5.                                           Holdback Agreements.

The restrictions in this Section 5 shall apply for as long as the Investor is the beneficial owner of any Registrable Shares.  If the Company sells Shares or other securities convertible into or exchangeable for (or otherwise representing a right to acquire) Shares in a primary underwritten offering pursuant to any registration statement under the Securities Act (but only if the Investor is provided its piggyback rights, if any, in accordance with Sections 3(a) and 3(b)), or if any other Person sells Shares in a secondary underwritten offering pursuant to a Piggyback Registration in accordance with Sections 3(a) and 3(b), and if the managing underwriters for such offering advise the Company (in which case the Company promptly shall notify the Investor) that a public sale or distribution of Shares outside such offering would materially adversely affect such offering, then, if requested by the Company, the Investor shall agree, as contemplated in this Section 5, not to (and to cause its majority-controlled Affiliates not to) sell, transfer, pledge, issue, grant or otherwise dispose of, directly or indirectly (including by means of any short sale), or request the registration of, any Registrable Shares (or any securities of any Person that are convertible into or exchangeable for, or otherwise represent a right to acquire, any Registrable Shares) for a period (each such period, a “Holdback Period”) beginning on the 10th day before the pricing date for the underwritten offering and extending through the earlier of (i) the 90th day after such pricing date (subject to customary automatic extension in the event of the release of earnings results of or material news relating to the Company), and (ii) such earlier day (if any) as may be designated for this purpose by the managing underwriters for such offering (each such agreement of the Investor, a “Holdback Agreement”).  Each Holdback Agreement shall be in writing in form and substance satisfactory to the Company and the managing underwriters.  Notwithstanding the foregoing, the Investor shall not be obligated to make a Holdback Agreement unless the Company and each selling shareholder, if any, in such offering also execute agreements substantially similar to such Holdback Agreement.  A Holdback Agreement shall not apply to (i) the exercise of any warrants or options to purchase shares of the Company (provided that such restrictions shall apply with respect to the securities issuable upon such exercise), or (ii) any Shares included in the underwritten offering giving rise to the application of this Section 5.

Section 6.                                           Registration Procedures.

(a)                                 Whenever the Investor requests that any Registrable Shares be registered pursuant to this Agreement, the Company shall use reasonable best efforts to effect, as soon as practical as provided herein, the registration and the sale of such Registrable Shares in accordance with the intended methods of disposition thereof, and, pursuant thereto, the Company shall, as soon as practical as provided herein:

(i)                                     subject to the other provisions of this Agreement, use reasonable best efforts to prepare and file with the SEC a Registration Statement with respect to such Registrable Shares and cause such Registration Statement to become effective (unless it is automatically effective upon filing);

(ii)                                  use reasonable best efforts to prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to comply with the applicable requirements of the

Securities Act and to keep such Registration Statement effective for the relevant period required hereunder, but no longer than is necessary to complete the distribution of the Shares covered by such Registration Statement, and to comply with the applicable requirements of the Securities Act with respect to the disposition of all the Shares covered by such Registration Statement during such period in accordance with the intended methods of disposition set forth in such Registration Statement;

(iii)                               use reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement, or the lifting of any suspension of the qualification or exemption from qualification of any Registrable Shares for sale in any jurisdiction in the United States;

(iv)                              use reasonable best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such U.S.  jurisdictions as the Investor reasonably requests and continue such registration or qualification in effect in such jurisdictions for as long as the applicable Registration Statement may be required to be kept effective under this Agreement (provided that the Company will not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph (iv), (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction);

(v)                                 notify the Investor and each distributor of such Registrable Shares identified by the Investor, at any time when a Prospectus relating thereto would be required under the Securities Act to be delivered by such distributor, of the occurrence of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and, at the request of the Investor, the Company shall use reasonable best efforts to prepare, as soon as reasonably practical, a supplement or amendment to such Prospectus so that, as thereafter delivered to any prospective purchasers of such Registrable Shares, such Prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(vi)                              in the case of an underwritten offering in which the Investor participates pursuant to a Demand Registration or a Piggyback Registration, enter into an underwriting agreement, containing customary provisions (including provisions for indemnification, lockups, opinions of counsel and comfort letters), and take all such other customary and reasonable actions as the managing underwriters of such offering may request in order to facilitate the disposition of such Registrable Shares (including, making members of senior management of the Company available at reasonable times and places to participate in “road-shows” that the managing underwriter determines are necessary to effect the offering);

(vii)                           in the case of an underwritten offering in which the Investor participates pursuant to a Demand Registration or a Piggyback Registration, and to the extent not prohibited by applicable law, (A) make reasonably available, for inspection by the managing underwriters of such offering and one attorney and accountant acting for such managing underwriters, pertinent corporate documents and financial and other records of the Company and its subsidiaries and controlled Affiliates, (B) cause the Company’s officers and employees to supply information reasonably requested by such managing underwriters or attorney in connection with such offering, (C) make the Company’s independent accountants available for any such managing underwriters’ due diligence and have them provide customary comfort letters to such underwriters in connection therewith, and (D) cause the Company’s counsel to furnish customary legal opinions to such underwriters in connection therewith including but not limited to a customary 10b-5 style opinion; provided, however, that such records and other information shall be subject to such confidential treatment as is customary for underwriters’ due diligence reviews;

(viii)                        use reasonable best efforts to cause all such Registrable Shares to be listed on each primary securities exchange (if any) on which securities of the same class issued by the Company are then listed;

(ix)                              provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such Registration Statement and, a reasonable time before any proposed sale of Registrable Shares pursuant to a Registration Statement, provide the transfer agent with printed certificates for the Registrable Shares to be sold;

(x)                                 notify the Investor:

(1)                                 when the Registration Statement, any pre-effective amendment, the Prospectus or any Prospectus supplement or any post-effective amendment to the Registration Statement has been filed and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective;

(2)                                 of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for any additional information regarding the Investor;

(3)                                 of the notification to the Company by the SEC of its initiation of any proceeding with respect to the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement; and

(4)                                 of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Shares for sale under the applicable securities or blue sky laws of any jurisdiction.

For the avoidance of doubt, the provisions of clauses (vi) and (vii), of this Section 6(a) shall apply only in respect of an underwritten offering.

(xi)                              take all such other actions as may be reasonably requested by the Investors to cause the registration and sale of the Registrable Shares.

(b)                                 No Registration Statement (including any amendments thereto) shall contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading, and no Prospectus (including any supplements thereto) shall contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case, except for any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in reliance on and in conformity with information furnished to the Company by or on behalf of the Investor or any underwriter or other distributor specifically for use therein.

(c)                                  At all times after the Company has filed a registration statement with the SEC pursuant to the requirements of the Securities Act and until the Termination Date, the Company shall use reasonable best efforts to continuously maintain in effect the registration statement of Common Stock under Section 12 of the Exchange Act and to use reasonable best efforts to file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder.

(d)                                 The Company may require the Investor and each distributor of Registrable Shares as to which any registration is being effected to furnish to the Company information regarding such Person and the distribution of such securities as the Company may from time to time reasonably request in connection with such registration.

(e)                                  The Investor agrees by having its Common Stock treated as Registrable Shares hereunder that, upon being advised by the Company of the occurrence of an event pursuant to Section 6(a)(v), the Investor will immediately discontinue (and direct any other Persons making offers and sales of Registrable Shares to immediately discontinue) offers and sales of Registrable Shares pursuant to any Registration Statement (other than those pursuant to a plan that is in effect prior to such time and that complies with Rule 10b5-1 of the Exchange Act) until it is advised by the Company that the use of the Prospectus may be resumed and is furnished with a supplemented or amended Prospectus as contemplated by Section 6(a)(v), and, if so directed by the Company, the Investor will deliver to the Company all copies, other than permanent file copies then in the Investor’s possession, of the Prospectus covering such Registrable Shares current at the time of receipt of such notice.

(f)                                   The Company may prepare and deliver an issuer free-writing prospectus (as such term is defined in Rule 405 under the Securities Act) in lieu of any supplement to a prospectus, and references herein to any “supplement” to a Prospectus shall include any such issuer free-writing prospectus.  Neither the Investor nor any other seller of Registrable Shares may use a free-writing prospectus to offer or sell any such shares without the Company’s prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned.

(g)                                  It is understood and agreed that any failure of the Company to file a registration statement or any amendment or supplement thereto or to cause any such document to become or remain effective or usable within or for any particular period of time as provided in Section 2, 4 or 6 or otherwise in this Agreement, due to reasons that are not reasonably within its control, or due to any refusal of the SEC to permit a registration statement or prospectus to become or remain effective or to be used because of unresolved SEC comments thereon (or on any documents incorporated therein by reference) despite the Company’s good faith and reasonable best efforts to resolve those comments, shall not be a breach of this Agreement.  Notwithstanding any provision herein to the contrary, the Company shall timely respond in writing to comments made by the SEC in respect of a Registration Statement as soon as practicable, but in no event later than fifteen (15) days after the receipt of comments by or notice  from the SEC that an amendment is required in order for a Registration Statement to be declared effective.

(h)                                 It is further understood and agreed that the Company shall not have any obligations under this Section 6 at any time on or after the Termination Date, unless an underwritten offering in which the Investor participates has been priced but not completed prior to the Termination Date, in which event the Company’s obligations under this Section 6 shall continue with respect to such offering until it is so completed (but not more than 60 calendar days after the commencement of the offering).

(i)                                     Notwithstanding anything to the contrary in this Agreement, the Company shall not be required to file a Registration Statement or include Registrable Shares in a Registration Statement unless it has received from the Investor, at least five calendar days prior to the anticipated filing date of the Registration Statement, requested information required to be provided by the Investor for inclusion therein.

Section 7.                                           Registration Expenses.

(a)                                 All fees and expenses incident to the Company’s performance of or compliance with this Agreement, including all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, FINRA fees, fees with respect to filings required to be made with the SEC, listing application fees, printing expenses, transfer agent’s and registrar’s fees, cost of printing and distributing Prospectuses in preliminary and final form as well as any supplements thereto, messenger, telephone and delivery expenses, the expense of any liability insurance, fees, disbursements and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, the Company’s independent certified public accountants (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters, if requested by an underwriter) and legal counsel for the Company (all such expenses being herein called “Registration Expenses”) (but not including any underwriting discounts or commissions attributable to the sale of Registrable Shares), shall be borne by the Company.  The Company shall also be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), and the expense of any audit.  In addition, the Company shall pay shall pay all of the Investor’s reasonable and documented costs and expenses, including all fees and expenses of any counsel representing the Investor and any stock transfer taxes, except that the Investor shall bear the cost of all underwriting discounts and commissions associated with any sale of Registrable Shares.

(b)                                 The obligation of the Company to bear the expenses described in Section 7(a) shall apply irrespective of whether a registration, once properly demanded or requested becomes effective or is delayed, withdrawn or suspended; provided, however, that Registration Expenses for any Registration Statement withdrawn solely at the request of the Investor (unless withdrawn following commencement of a Suspension Period pursuant to Section 4) shall be borne by the Investor.

Section 8.                                           Indemnification.

(a)                                 The Company shall indemnify, to the fullest extent permitted by law, each Investor, the officers, directors, agents, and employees of each of them, and each Person who controls the Investor (within the meaning of the Securities Act) and the officers, directors, agents and employees of each such controlling Person, against any and all losses, claims, damages, liabilities, judgments, costs (including reasonable costs of investigation) and expenses (including reasonable attorneys’ fees) arising out of or based upon any untrue or alleged untrue statement of a material fact contained or incorporated by reference in any Registration Statement or Prospectus or any amendment thereof or supplement thereto or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except to the extent, but only to the extent that such untrue statements or omissions are based solely upon information regarding such Investor furnished in writing to the Company by such Investor expressly for use therein, which information was  reasonably relied on by the Company for use therein or to the extent that such information relates  to such Investor or such Investor’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Investor expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto.  In connection with an underwritten offering in which the Investor participates conducted pursuant to a registration effected hereunder, the Company shall indemnify each participating underwriter and each Person who controls such underwriter (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Investor.

(b)                                 In connection with any Registration Statement in which the Investor is participating, the Investor shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus, or amendment or supplement thereto, and shall indemnify, severally and not jointly, to the fullest extent permitted by law, the Company, its officers and directors and each Person who controls the Company (within the meaning of the Securities Act) against all losses, claims, damages, liabilities, judgments, costs (including reasonable costs of investigation) and expenses (including reasonable attorneys’ fees) arising out of or based upon any untrue or alleged untrue statement of material fact contained in the Registration Statement or Prospectus, or any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in or omitted from any information furnished in writing by such Investor to the Company specifically for inclusion in the Registration Statement or such Prospectus and that such information was reasonably relied upon by the Company for use in the Registration Statement, such Prospectus or such form of prospectus or to the extent that such information relates to such Investor or such Investor’s proposed method of distribution of Registrable Securities and was reviewed and approved by such Investor expressly for use in the Registration Statement, such Prospectus or such form of Prospectus Supplement.  Notwithstanding anything to the contrary contained herein, an Investor shall be liable under this Section 8(b) for only that amount as does not exceed the net proceeds to such Investor as a result of the sale of Registrable  Shares pursuant to such Registration Statement.

(c)                                  Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying Person of any claim with respect to which it seeks indemnification, and (ii) permit such indemnifying Person to assume the defense of such claim with counsel reasonably satisfactory to the indemnified Person.  Failure so to notify the indemnifying Person shall not relieve it from any liability that it may have to an indemnified Person except to the extent that the indemnifying Person is materially and adversely prejudiced thereby.  The indemnifying Person shall not be subject to any liability for any settlement made by the indemnified Person without its consent (but such consent will not be unreasonably withheld).  An indemnifying Person who is entitled to, and elects to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (in addition to one local counsel) for all Persons indemnified (hereunder or otherwise) by such indemnifying Person with respect to such claim (and all other claims arising out of the same circumstances), unless in the reasonable judgment of any indemnified Person there may be one or more legal or equitable defenses available to such indemnified Person which are in addition to or may conflict with those available to another indemnified Person with respect to such claim, in which case such maximum number of counsel for all indemnified Persons shall be two rather than one).  If an indemnifying Person is entitled to, and elects to, assume the defense of a claim, the indemnified Person shall continue to be entitled to participate in the defense thereof, with counsel of its own choice, but, except as set forth above, the indemnifying Person shall not be obligated to reimburse the indemnified Person for the costs thereof.  The indemnifying Person shall not consent to the entry of any judgment or enter into or agree to any settlement relating to a claim or action for which any indemnified Person would be entitled to indemnification by any indemnified Person hereunder unless such judgment or settlement imposes no ongoing obligations on any such indemnified Person and includes as an unconditional term the giving, by all relevant claimants and plaintiffs to such indemnified Person, a release, satisfactory in form and substance to such indemnified Person, from all liabilities in respect of such claim or action for which such indemnified Person would be entitled to such indemnification.  The indemnifying Person shall not be liable hereunder for any amount paid or payable or incurred pursuant to or in connection with any judgment entered or settlement effected with the consent of an indemnified Person unless the indemnifying Person has also consented to such judgment or settlement.

(d)                                 The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified Person or any officer, director or controlling Person of such indemnified Person and shall survive the transfer of securities and the Termination Date but only with respect to offers and sales of Registrable Shares made before the Termination Date or during the period following the Termination Date referred to in Section 6(h).

(e)                                  If the indemnification provided for in or pursuant to this Section 8 is due in accordance with the terms hereof, but is held by a court to be unavailable or unenforceable in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying Person, in lieu of indemnifying such indemnified Person, shall contribute to the amount paid or payable by such indemnified Person as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying Person on the one hand and of the indemnified Person on the other in connection with the statements or omissions which result in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations.  The relative fault of the indemnifying Person on the one hand and of the indemnified Person on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying Person or by the indemnified Person, and by such Person’s relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  In no event shall the liability of the indemnifying Person be greater in amount than the amount for which such indemnifying Person would have been obligated to pay by way of indemnification if the indemnification provided for under Section 8(a) or 8(b) hereof had been available under the circumstances.

Section 9.                                           Rule 144.

As long as any Investor owns Registrable Shares, the Company covenants to timely file all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act.  As long as any Investor owns Registrable Shares, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Investors and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act.  The Company further covenants that it will take such further action as any Investor may reasonably request, all to the extent required from time to time to enable such Person to sell Registrable Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act.

Section 10.                                    Miscellaneous.

(a)                                 Notices.  Any notice, request, instruction or other document to be given hereunder by any party to the other will be in writing and will be deemed to have been duly given (a) on the date of delivery if delivered personally, by fax or email transmission, upon confirmation of receipt, or (b) on the second business day following the date of dispatch if delivered by a recognized next day courier service.  All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice.

If to the Company, to:	Williams Industrial Services Group Inc.
100 Crescent Centre Parkway
Suite 1240
Tucker, Georgia 30084
Telephone: (770) 879-4400
Attention: Tracy Pagliara

with a copy to:	Thompson Hine LLP
(which shall not constitute notice)	335 Madison Avenue, 12th Floor
New York, New York 10017

Telephone: (212) 994-4770
Attention.: Stuart Welburn, Esq.

If to the Investors, to:	Wynnefield Capital, Inc.
450 Seventh Avenue, Suite 509
New York, NY 10123
Telephone: (212) 760-0814
Attention: Nelson Obus

with a copy to:	Kane Kessler, P.C.
(which shall not constitute notice)	666 Third Avenue, 23rd Floor
New York, NY 10017
Telephone: (212) 541-6222
Attention: Jeffrey Tullman, Esq.

However, the foregoing shall not limit the right of a party to effect service of process on any other party by any other legally available method.

(b)                                 No Waivers.  No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

(c)                                  Assignment.  Notwithstanding the provisions of Section 9, neither this Agreement nor any right, remedy, obligation nor liability arising hereunder or by reason hereof shall be assignable by any party hereto without the prior written consent of the other party, and any attempt to assign any right, remedy, obligation or liability hereunder without such consent shall be void, except an assignment, in the case of a merger or consolidation where such party is not the surviving entity, or a sale of substantially all of its assets, to the entity which is the survivor of such merger or consolidation or the purchaser in such sale.

(d)                                 No Third-Party Beneficiaries.  Nothing contained in this Agreement, expressed or implied, is intended to confer upon any person or entity other than the Company and the Investor, any benefits, rights, or remedies (except as specified in Section 9 hereof).

(e)                                  Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice or conflict of laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

(f)                                   Jurisdiction.  The parties hereby irrevocably and unconditionally consent to the exclusive jurisdiction of the Delaware Court of Chancery and the courts of the United States located in the State of Delaware for any action, suit or proceeding arising out of or relating to this Agreement, and agree not to commence any action, suit or proceeding related thereto except in such courts.  The parties further hereby irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of or relating to this agreement in the Delaware Court of Chancery and the courts of the United States located in the State of Delaware.

(g)                                  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(h)                                 Counterparts and Electronic Transmission.  This Agreement may be executed in any number of separate counterparts, including via electronic means, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement.  Executed signature pages to this Agreement may be delivered by fax or other electronic transmission (including “.pdf”, “.tif” or similar format) and will be deemed as sufficient as if actual signature pages had been delivered.

(i)                                     Entire Agreement.  This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes and replaces all other prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof.

(j)                                    Captions.  The headings and other captions in this Agreement are for convenience and reference only and shall not be used in interpreting, construing or enforcing any provision of this Agreement.

(k)                                 Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.  Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(l)                                     Restriction on Third-Party Registration Rights.  The Company agrees that it shall not grant any registration rights to any third party unless such rights are expressly made subject to the rights of the Investor in a manner consistent with this Agreement.

(m)                             Amendment.  No amendment of any provision of this Agreement will be effective unless made in writing and signed by an officer of a duly authorized representative of each party.

(n)                                 Further Assurances.  Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of [         ] [   ], 201[   ] by their respective officers thereunto duly authorized.

WILLIAMS INDUSTRIAL SERVICES GROUP INC.

By:
Name: Tracy Pagliara
Title: President and Chief Executive Officer

WYNNEFIELD CAPITAL, INC.

By:
Name: Nelson Obus
Title: President

[Signature Page to Registration Rights Agreement]

SCHEDULE 3(I)

Wynnefield Partners Small Cap Value, L.P.: 1,195,571 shares of Common Stock

Wynnefield Partners Small Cap Value, L.P. I: 1,240,438 shares of Common Stock

Wynnefield Small Cap Value Offshore Fund, Ltd.: 1,047,562 shares of Common Stock

Wynnefield Capital, Inc. Profit Sharing & Money Purchase Plan: 170,700 shares of Common Stock